Exhibit 99.1

Eclipsys Announces Third-Quarter 2009 Results

ATLANTA--(BUSINESS WIRE)--November 5, 2009--Eclipsys Corporation® (NASDAQ: ECLP), The Outcomes Company®, today announced results for the quarter ended September 30, 2009.

Revenues for the quarter ended September 30, 2009 were $125.5 million, compared to revenues of $132.4 million for the quarter ended September 30, 2008.

GAAP net income for the third quarter of 2009 was $3.9 million, or $0.07 per diluted common share, compared to GAAP net income of $87.4 million, or $1.58 per share on a diluted basis for the third quarter of 2008. GAAP net income in the third quarter of 2008 included a one-time income tax benefit of $80.0 million associated with the reversal of the company’s deferred tax valuation allowance.

Non-GAAP Results

Non-GAAP net income for the third quarter of 2009 was $8.2 million, or $0.14 per diluted common share, compared to third quarter 2008 non-GAAP net income of $16.3 million, or $0.30 per diluted share. A detailed reconciliation of GAAP to non-GAAP results is included in the attached tables.

“Our third-quarter performance was in-line with our expectations,” said Philip M. Pead, Eclipsys president and chief executive officer. “I was very pleased with our bookings in the third quarter, particularly the amount of new enterprise business we signed.”

The non-GAAP earnings per share guidance range remains $0.55 to $0.60 for 2009, and the company will provide 2010 financial guidance in its fourth quarter earnings release.

Balance Sheet Update

In the quarter, Eclipsys repaid $45 million of debt on its credit facility. These payments were funded through available cash, operating cash flows and $23.6 million in proceeds from the sale of auction rate securities. Eclipsys ended the quarter with $122.1 million of cash and $86.0 million in long-term investments.

Through the third quarter of 2009, Eclipsys has generated $29.9 million in free cash flows, compared to $8.7 million through the third quarter of 2008. The company defines free cash flow as operating cash flows less capitalized software development costs and capital expenditures.

Conference Call

Eclipsys executives will discuss the third-quarter results on a teleconference at 4:30 p.m. Eastern time on November 5. Persons interested in participating in the teleconference should call (800) 288-8968 approximately 15 minutes before the conference call is slated to begin. For listen-only mode, participants can go to www.eclipsys.com prior to the conference call to register and download the necessary audio software.

Replay

About two hours after its completion, an audio replay of the call will be available on www.eclipsys.com for approximately 48 hours.

About Eclipsys

Eclipsys is a leading provider of advanced integrated clinical, revenue cycle and performance management software, clinical content and professional services that help healthcare organizations improve clinical, financial and operational outcomes. For more information, see www.eclipsys.com or email info@eclipsys.com.

Non-GAAP Measures

The company has provided net income and earnings per share financial measures on a non-GAAP basis for the three months ended September 30, 2009 and September 30, 2008, which exclude non-cash stock-based compensation expenses, amortization expense associated with acquisitions, and certain additional items that the company does not consider to be indicative of its underlying business performance, as listed on the attached GAAP to non-GAAP reconciliation tables. Because of the significance of the GAAP components excluded, these non-GAAP financial measures should not be considered a substitute for, or superior to, any measure derived in accordance with GAAP. These non-GAAP financial measures may also be inconsistent with the manner in which similar measures are derived or used by other companies. Management believes that the non-GAAP financial measures provided, when considered in conjunction with comparable GAAP financial measures, facilitate the understanding and evaluation of the company’s operating performance and future prospects, as well as comparisons of the company’s results with its prior period results that did not include these gains and/or charges, and with results of other companies on a more consistent basis. Internally, management uses non-GAAP net income and earnings for forecasting and to help make management decisions, as an indicator of business performance, and to evaluate management’s effectiveness and help determine bonuses for management and others.

The economic substance of omitting non-cash stock-based compensation expense in presenting non-GAAP earnings derives from providing investors with consistent measures of performance both before and after including non-cash stock-based compensation charges. The economic substance of omitting the other items incurred that the company does not consider to be indicative of its underlying business performance derives from the fact that such episodic gains and/or charges make it more difficult to compare operating results of different periods, not all of which include such gains and/or charges. However, the omission of non-cash stock-based compensation expense may mask an economic cost incurred by the company in connection with stock-based compensation, and the omission of the charges related to the company’s other non-GAAP adjustments may mask actual and expected future costs associated with such matters. Management compensates for these limitations by using both the GAAP and non-GAAP measures.

The company has provided reconciling tables attached to this release.

Caution Regarding Forward-Looking Statements

Certain statements in this news release or the investor call referenced herein, including those concerning the company’s operational initiatives, future performance expectations, and effects of economic conditions are forward-looking statements and actual results may differ materially from those projected or implied by the forward-looking statements due to a variety of risks and uncertainties. Future performance expectations are predicated upon achievement of various sales and performance targets that may be difficult to meet. Economic conditions are unstable and may cause hospitals and other healthcare providers to curtail HIT system spending. Eclipsys’ cost reduction and other initiatives in response to the challenging economic environment, including initiatives designed to improve operational efficiencies, may not be effective, and it is difficult to predict what the company may be able to achieve. Eclipsys sales may fall below expectations due to market conditions, competition, and other factors, including client demands for pricing and financing concessions. Costs may be greater than anticipated due to the potential need to increase spending to ensure performance in accordance with commitments to clients, regulatory requirements, and other factors. Software development may take longer and cost more than expected, and incorporation of anticipated features and functionality (including as required to comply with ARRA and related regulations, as well as other certification standards) may be delayed, due to various factors including programming and integration challenges and resource constraints. The market is highly competitive. Implementation and customization of Eclipsys software is complex and time-consuming. Results depend upon a variety of factors and can vary by client. Each client’s circumstances are unique and may include unforeseen issues that make it more difficult than anticipated to implement or derive benefit from software, implementation or consulting services. The success and timeliness of the company’s services will depend at least in part upon client involvement, which can be difficult to control. Eclipsys is required to meet specified performance standards and regulatory requirements, and clients can terminate contracts, assess penalties or reduce contract scope under certain circumstances. More information about company risks is available in recent Form 10-K and other filings made by Eclipsys from time to time with the Securities and Exchange Commission. Special attention is directed to the portions of those documents entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Eclipsys Corporation
GAAP Income Statements (Unaudited)
(in thousands, except per share amounts)

	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008	$	Change	% Change	Year-to-date September 30, 2009	Year-to-date September 30, 2008	$	Change	% Change

Revenues:
Systems and services	$123,471	$127,575		$(4,104)	-3.2%	$379,283	$373,021		$6,262	1.7%
Hardware	2,015	4,849		(2,834)	-58.4%	6,217	15,925		(9,708)	-61.0%
Total revenues	125,486	132,424		(6,938)	-5.2%	385,500	388,946		(3,446)	-0.9%

Cost and expenses:
Costs of systems and services	66,455	73,166		(6,711)	-9.2%	201,644	210,042		(8,398)	-4.0%
Costs of hardware	1,672	5,457		(3,785)	-69.4%	5,278	13,408		(8,130)	-60.6%
Sales and marketing	20,876	19,498		1,378	7.1%	71,020	63,150		7,870	12.5%
Research and development	13,204	14,195		(991)	-7.0%	40,568	47,102		(6,534)	-13.9%
General and administrative	10,772	8,202		2,570	31.3%	35,223	26,877		8,346	31.1%
Depreciation and amortization	7,980	5,145		2,835	55.1%	24,132	15,651		8,481	54.2%
Restructuring	-	-		-		5,434	-		5,434	* N/M
In-process research and development charge	-			-		-	850		(850)	-100.0%
Total costs and expenses	120,959	125,663		(4,704)	-3.7%	383,299	377,080		6,219	1.6%

Income (loss) from operations	4,527	6,761		(2,234)	-33.0%	2,201	11,866		(9,665)	-81.5%
Gain (loss) on sale of assets	809	685		124	18.1%	2,046	4,200		(2,154)	-51.3%
Gain (loss) on ARS	(871)	-		(871)	* N/M	(338)	-		(338)	* N/M
Interest expense	(716)	(499)		(217)	43.5%	(2,821)	(1,219)		(1,602)	131.4%
Interest income	316	1,133		(817)	-72.1%	1,844	4,800		(2,956)	-61.6%
Income (loss) before income taxes	4,065	8,080		(4,015)	-49.7%	2,932	19,647		(16,715)	-85.1%
Provision for income taxes	185	(79,316)		79,501	* N/M	4,019	(76,549)		80,568	* N/M
Net income (loss)	$3,880	$87,396		$(83,516)	-95.6%	$(1,087)	$96,196		$(97,283)	-101.1%

Basic EPS:
Net income (loss)	$3,880	$87,396		$(83,516)	-95.6%	$(1,087)	$96,196		$(97,283)	-101.1%
Less: Income allocated to participating securities	34	971		(937)	-96.5%	-	1,133		(1,133)	-100.0%
Net income (loss) available to common shareholders	$3,846	$86,425		$(82,579)	-95.5%	$(1,087)	$95,063		$(96,150)	-101.1%
Basic weighted average common shares outstanding	56,036	53,861		2,175	4.0%	55,739	53,684		2,055	3.8%
Basic net income (loss) per common share	$0.07	$1.60		$(1.53)	-95.6%	$(0.02)	$1.77		$(1.79)	-101.1%

Diluted EPS:
Net income (loss)	3,880	87,396		(83,516)	-95.6%	(1,087)	96,196		(97,283)	-101.1%
Less: Income allocated to participating securities	34	956		(922)	-96.5%	-	1,115		(1,115)	-100.0%
Net income (loss) available to common shareholders	$3,846	$86,440		$(82,594)	-95.6%	$(1,087)	$95,081		$(96,168)	-101.1%
Basic weighted average common shares outstanding	56,036	53,861		2,175	4.0%	55,739	53,684		2,055	3.8%
Dilutive effect of potential common shares	946	855		91	10.6%	-	875		(875)	-100.0%
Diluted weighted average shares common outstanding	56,982	54,716		2,266	4.1%	55,739	54,559		1,180	2.2%
Diluted earnings (loss) per common share	$0.07	$1.58		$(1.51)	-95.7%	$(0.02)	$1.74		$(1.76)	-101.1%

* N/M - not meaningful

ECLIPSYS CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	September 30, 2009	December 31, 2008

	(Unaudited)
Assets
Current assets:
Cash	$122,106	$108,304
Marketable securities	-	154
Accounts receivable, net of allowance for doubtful accounts of $3,244 and $4,912, respectively	106,010	121,811
Prepaid expenses	25,490	23,975
Deferred tax asset	259	2,643
Other current assets	4,629	5,712
Total current assets	258,494	262,599

Long-term investments	85,964	107,215
Property and equipment, net	57,919	53,996
Capitalized software development costs, net	48,923	37,718
Acquired technology, net	32,060	39,710
Intangible assets, net	8,122	10,258
Goodwill	98,394	96,973
Deferred tax asset	88,272	89,063
Other assets	14,059	11,343
Total assets	$692,207	$708,875

Liabilities and Stockholders’ Equity
Current liabilities:
Deferred revenue	$120,049	$123,733
Accounts payable	11,191	20,924
Accrued compensation costs	33,302	16,457
Deferred tax liability	3,318	-
Other current liabilities	18,846	22,481
Total current liabilities	186,706	183,595

Deferred revenue	6,012	5,743
Long term debt and capital lease obligations	60,842	105,000
Other long-term liabilities	15,783	16,540
Total liabilities	269,343	310,878

Stockholders’ equity:
Common stock, $0.01 par value, 200,000,000 shares authorized; issued and outstanding, 56,706,804 and 56,126,674, respectively	567	561
Additional paid-in capital	591,345	569,717
Accumulated deficit	(165,799)	(164,712)
Accumulated other comprehensive income	(3,249)	(7,569)
Total stockholders’ equity	422,864	397,997
Total liabilities and stockholders’ equity	$692,207	$708,875

ECLIPSYS CORPORATION AND SUBSIDIARIES
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	For the Nine Months Ended September 30,		For the Three Months Ended September 30,
	2009	2008	2009	2008

Operating activities:
Net income	$(1,087)	$96,196	$3,880	$87,396
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	37,014	29,818	12,181	9,267
Provision for bad debt	2,446	2,655	450	1,255
In-process research and development charge	-	850	-	-
Deferred income taxes	3,777	(78,184)	103	(78,551)
Gain on sale of marketable securities		(30)
Stock compensation expense	14,768	13,093	3,599	5,627
Gain on sale of assets	(2,046)	(4,168)	(809)	(683)
Foreign Currency (gain) /loss	924	(317)	413	(125)
Interest Income Received, net	-	588	-	64
Changes in operating assets and liabilities, excluding the effect of acquisitions and dispositions:
Accounts receivable	7,066	(21,611)	5,118	(2,803)
Prepaid expenses and other current assets	1,420	755	(160)	4,823
Inventory	-	-	-	18
Other assets	59	(289)	556	(1,336)
Deferred revenue	(1,217)	(3,378)	2,414	5,127
Accrued compensation	16,964	(5,029)	8,331	1,678
Accounts payable and other current liabilities	(12,375)	5,936	(5,487)	2,038
Long-term liabilities	1,739	3,971	174	1,033
Other reconciling items	745	692	1,681	162
Total adjustments	71,284	(54,648)	28,564	(52,406)
Net cash provided by operating activities	70,197	41,548	32,444	34,990
Investing activities:
Purchases of property and equipment	(17,556)	(20,432)	(5,002)	(7,117)
Purchase of marketable securities		(102,000)
Proceeds from sales of marketable securities	24,061	151,100	23,911
Proceeds from sale of assets		698
Proceeds from sale of debt and equity securities		2,541
Capitalized software development costs	(22,728)	(12,417)	(8,076)	(5,476)
Restricted Cash		1,963		1,963
Earnout out on disposition	2,079	3,578	838	996
Cash paid for acquisitions, net of cash acquired	(2,984)	(54,593)	(165)	(223)
Net cash used in investing activities	(17,128)	(29,562)	11,506	(9,857)
Financing activities:
Proceeds from stock options exercised	5,587	5,283	2,281	2,844
Proceeds from employee stock purchase plan	666	615	212	240
Cash paid for debt issuance costs		(1,430)		(1,009)
Repayment of secured financing	(45,000)	(95,000)	(45,000)	(50,000)
Proceeds from secured financing		146,000		51,000
Other	(80)		(21)
Net cash provided by financing activities	(38,827)	55,468	(42,528)	3,075

Effect of exchange rates on cash and cash equivalents	(440)	(588)	(241)	(352)
Net increase (decrease) in cash and cash equivalents	13,802	66,866	1,181	27,856
Cash and cash equivalents — beginning of period	108,304	22,510	120,925	61,520
Cash and cash equivalents — end of period	$122,106	$89,376	$122,106	$89,376

Eclipsys Corporation
Reconciliation of GAAP (Unaudited) to Non-GAAP Items
(in thousands, except per share amounts)

	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008	Year-to-date September 30, 2009	Year-to-date September 30, 2008

Revenues:
GAAP Revenues	$125,486	$132,424	$385,500	$388,946
Premise acquisition accounting (1)	594		5,945
Non-GAAP revenues	$126,080	$132,424	$391,445	$388,946

GAAP Recurring revenues	$89,425	$84,757	$267,435	$248,963
Premise acquisition accounting (1)	154		882
Non-GAAP Recurring revenues	$89,579	$84,757	$268,317	$248,963

GAAP Professional services revenues	$25,468	$34,028	$84,616	$96,042
Premise acquisition accounting (1)	160		1,082
Non-GAAP Professional services revenues	$25,628	$34,028	$85,698	$96,042

GAAP Periodic revenues	$8,577	$8,809	$27,230	$28,116
Premise acquisition accounting (1)	261		3,847
Non-GAAP Periodic revenues	$8,838	$8,809	$31,077	$28,116

GAAP Hardware revenues	$2,015	$4,849	$6,217	$15,925
Premise acquisition accounting (1)	19		134
Non-GAAP Hardware revenues	$2,034	$4,849	$6,351	$15,925

Gross Margin
Revenues	$125,486	$132,424	$385,500	$388,946
Costs of systems and services	(66,455)	(73,166)	(201,644)	(210,042)
Cost of hardware	(1,672)	(5,457)	(5,278)	(13,408)
GAAP Gross margin (A)	57,359	53,801	178,578	165,496
Adjustments
Premise acquisition accounting (1)	486		5,038
Stock-based compensation expense (2)	501	2,433	1,500	5,818
Headquarter relocation (3)				419
Restructuring (4)	585		585
Professional Services Reorganization (5)		1,080		1,080
Non-recurring items (6)		782		782
Non-GAAP gross margin	$58,931	$58,096	$185,701	$173,595

Operating Expenses
GAAP operating expenses (B)	$52,832	$47,040	$176,377	$153,630
Adjustments
Stock-based compensation expense (2)	(3,098)	(3,191)	(13,266)	(7,273)
Headquarter relocation (3)				(2,521)
Restructuring (4)	(556)		(9,182)
Professional Services Reorganization (5)		(298)		(298)
Derivative litigation (7)				(1,353)
Amortization (8)	(3,124)	(1,121)	(9,372)	(2,666)
EPSI research and development charge (9)				(850)
Valuation allowance reversal (10)		(177)		(177)
Non-GAAP operating expenses	$46,054	$42,253	$144,557	$138,492

Eclipsys Corporation
Reconciliation of GAAP (Unaudited) to Non-GAAP Items
(in thousands, except per share amounts)

	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008	Year-to-date September 30, 2009	Year-to-date September 30, 2008

Gross Research and Development Expenses
GAAP research and development	$13,204	$14,195	$40,568	$47,102
Adjustments
Stock-based compensation expense (2)	(565)	(401)	(1,564)	(991)
Headquarter relocation (3)				(159)
Restructuring (4)	(40)		(40)
Non-GAAP research and development	12,599	13,794	38,964	45,952
Capitalized software and development costs	8,076	5,281	22,728	12,417
Non-GAAP gross research and development expenses	$20,675	$19,075	$61,692	$58,369

Operating Income
GAAP operating income	$4,527	$6,761	$2,201	$11,866
Adjustments
Premise acquisition accounting (1)	486		5,038
Stock-based compensation expense (2)	3,599	5,624	14,766	13,091
Headquarter relocation (3)				2,940
Restructuring (4)	1,141		9,767
Professional Services Reorganization (5)		1,378		1,378
Non-recurring items (6)		782		782
Derivative litigation (7)				1,353
Amortization (8)	3,124	1,121	9,372	2,666
EPSI research and development charge (9)				850
Valuation allowance reversal (10)		177		177
Non-GAAP operating income	$12,877	$15,843	$41,144	$35,103

Pre-tax income
GAAP pre-tax income	$4,065	$8,080	$2,932	$19,647
Adjustments
Premise acquisition accounting (1)	486		5,038
Stock-based compensation expense (2)	3,599	5,624	14,766	13,091
Headquarter relocation (3)				2,940
Restructuring (4)	1,141		9,767
Professional Services Reorganization (5)		1,378		1,378
Non-recurring items (6)		782		782
Derivative litigation (7)				1,353
Amortization (8)	3,124	1,121	9,372	2,666
EPSI research and development charge (9)				850
Valuation allowance reversal (10)		177		177
Gain on sale of assets (11)				(3,482)
ARS Sale (12)	1,114		1,114
Non-GAAP pre-tax income	$13,529	$17,162	$42,989	$39,402

Eclipsys Corporation
Reconciliation of GAAP (Unaudited) to Non-GAAP Items
(in thousands, except per share amounts)

	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008	Year-to-date September 30, 2009	Year-to-date September 30, 2008

Net Income
GAAP net income	$3,880	$87,396	$(1,087)	$96,196
Adjustments
Premise acquisition accounting (1)	288		3,129
Stock-based compensation expense (2)	2,488	5,624	10,153	13,091
Headquarter relocation (3)				2,940
Restructuring (4)	684		6,066
Professional Services Reorganization (5)		1,378		1,378
Non-recurring items (6)		782		782
Derivative litigation (7)				1,353
Amortization (8)	1,923	1,121	5,821	2,666
EPSI research and development charge (9)				850
Valuation allowance reversal (10)		(79,954)		(79,954)
Gain on sale of assets (11)				(3,227)
ARS Sale (12)	692		692
State tax provision (13)				1,540
Taxes (14)	(1,727)		1,925
Non-GAAP net income	$8,228	$16,347	$26,699	$37,615

Diluted earnings per share
Diluted earnings per share	$0.07	$1.58	$(0.02)	$1.74
Adjustments
Premise acquisition accounting (1)	0.01		0.05
Stock-based compensation expense (2)	0.04	0.10	0.18	0.24
Headquarter relocation (3)				0.05
Restructuring (4)	0.01		0.11
Professional Services Reorganization (5)		0.02		0.02
Non-recurring items (6)		0.01		0.01
Derivative litigation (7)				0.02
Amortization (8)	0.03	0.02	0.10	0.04
EPSI research and development charge (9)				0.02
Valuation allowance reversal (10)		(1.45)		(1.45)
Gain on sale of assets (11)				(0.06)
ARS Sale (12)	0.01		0.01
State tax provision (13)				0.03
Taxes (14)	(0.03)		0.03
Non-GAAP diluted earnings per share	$0.14	$0.30	$0.47	$0.68

Eclipsys Corporation
Reconciliation NOTES of GAAP (Unaudited) to Non-GAAP Items

1	Deferred revenue adjustments net of deferred costs adjustments related to the Company's December 2008 acquisition of Premise Corporation. The amounts represent the reduction of deferred revenue and related deferred costs acquired from Premise as a result of purchase accounting adjustments.

2	Represents stock based compensation expense.

3	Amounts incurred to relocate the corporate headquarters from Boca Raton to Atlanta, including salaries and benefits associated with the termination of employees not relocating and other administrative costs associated with the move.

4	Severance related activity primarily in the Company's professional services organization. Also includes severance costs in the second quarter of 2009 associated with the departure of the Company's CEO.

5	Severance costs associated with the reorganization of the Company's professional services organization in the third quarter of 2008.

6	Nonrecurring adjustments from prior years.

7	Charges incurred as a result of the voluntary stock option review completed in the second quarter 2007 and are related primarily to legal fees associated with the subsequent derivative litigation. These costs are net of insurance recoveries in the second quarter 2008.

8	Amortization of intangible assets associated with 2008 acquisitions.

9	Write off of in-process research and development associated with our acquisition of EPSI.

10	Income tax benefit associated with the reversal of the Company's deferred tax valuation allowance.

11	Gain resulted from the achievement of certain post-closing milestones associated with the December 2007 sale of the Clinical Practice Model Resource Center (CPMRC) business.

12	Realized loss on the sale of one of the Company's auction rate securities for $23.6 million.

13	Accounting rule issued related to Uncertainty in Income Taxes clarified the criteria for recognizing income tax benefits. This charge was recorded as a result of the review of uncertain state tax positions.

14	Represents a combination of discrete tax items, primarily deferred tax asset adjustments for Canadian research and development credits in the second quarter and non-GAAP tax adjustments to reflect the non-GAAP annual effective tax rate.

Notes

A	GAAP gross margin equals revenue less costs of systems and services and costs of hardware.

B	GAAP operating expenses include sales and marketing expense, research and development expense , general and administrative expense, depreciation and amortization expense, restructuring charge, and in process research and development charge.

CONTACT:
Eclipsys
Jason Cigarran, 404-847-5965
Vice President, Investor Relations
jason.cigarran@eclipsys.com